UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRELIMINARY SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

_________, 2014

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, on ______, 2014, at 10:00 a.m. (China local time).

At the meeting, shareholders will be asked to consider and vote on a proposal to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp. (the “Name Change Proposal”). You will also be asked to consider and vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company (the “Adjournment Proposal”).

The Notice of Special Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning the matters to be considered at the meeting. The Company intends to commence mailing the Proxy Statement and accompanying Proxy Card on or about ________, 2014, to all shareholders entitled to vote at the annual meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of SinoCoking Coal and Coke Chemical Industries, Inc.

Sincerely,

/s/ Jianhua Lv
Jianhua Lv,
Chairman of the Board and
Chief Executive Officer

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD _______, 2014

TO THE SHAREHOLDERS OF SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.:

A special meeting of the shareholders of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation, (the “Company”), will be held on _________, 2014, at 10:00 a.m. (China local time), at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, for the following purposes:

1.	To consider and vote on a proposal to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp. (the “Name Change Proposal”).

2.	To consider and vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company (the “Adjournment Proposal”)..

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors recommends that you vote in favor of the Name Change Proposal and the Adjournment Proposal.

The Board of Directors has fixed the close of business on _______, 2014, as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed Proxy Card and return it in the accompanying envelope as promptly as possible. The Proxy Card also provides instructions on voting by telephone or electronically. Returning the Proxy Card (or voting electronically or via telephone) will not affect your right to vote in person if you attend the meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.

By Order of the Board of Directors,

Sincerely,

/s/ Jianhua Lv
Jianhua Lv,
Chairman of the Board and
Chief Executive Officer

Pingdingshan, People’s Republic of China

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON ______, 2014

GENERAL

This Proxy Statement is furnished by the Board of Directors (the “Board”) of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies for use at the special meeting of shareholders to be held on ______, 2014, at 10:00 a.m. (China local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000. The Company intends to commence mailing this Proxy Statement, the Notice of Annual Meeting and accompanying Proxy Card on or about ______, 2014, to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this Proxy Statement?

You received this Proxy Statement because you held shares of the Company’s common stock on ______, 2014 (the “Record Date”) and are entitled to vote at the special meeting. The Board is soliciting your proxy to vote at the meeting.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the special meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

What proposals will be voted on at the annual meeting?

Shareholders will vote on two proposals at the special meeting:

1.        To consider and vote on a proposal to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp. (the “Name Change Proposal”).

2.        To consider and vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company (the “Adjournment Proposal”).

Will any other matters be voted on?

No other matters will be presented for a vote at the Special Meeting.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Co., Inc., then you are a shareholder of record.

If you are a shareholder of record, there are three ways to vote:

1.        By completing, signing, dating and returning your Proxy Card in the postage-paid envelope provided by the Company;

2.        By following the instructions for electronic voting using the Internet or by telephone, which are printed on your Proxy Card. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your Proxy Card. If you vote via the Internet or by telephone, do not mail a Proxy Card; or

3.        By voting in person at the annual meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your shares is considered to be the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or agent.

If your shares are held in street name, you must instruct the organization that holds your shares how to vote your shares. If such voting instructions are not provided, then your shares that are held in street name will not be voted on any non-routine proposal. This vote is called a “broker non-vote.”

The Name Change Proposal and the Adjournment Proposal to be voted upon at this special meeting are considered non-routine.

Brokers cannot use discretionary authority to vote shares on the Name Change Proposal and the Adjournment Proposal if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had _________ outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of majority of the total outstanding shares of common stock on the Record Date must be present at the meeting, in person or by proxy, in order to fulfill the quorum requirement necessary to hold the meeting. This means at least _______ common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve the proposals?

The favorable vote of the majority of our outstanding shares of common stock entitled to vote, in person or by proxy, at this special meeting is required to approve the Name Change Proposal to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp. and a majority of our outstanding shares of common stock represented in person or by proxy, at the special meeting is required to approve the Adjournment Proposal.

Can I revoke or change my vote after I deliver my proxy?

Yes. You may revoke or change a previously delivered proxy at any time before the special meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Secretary of the Company at our principal executive offices before the beginning of the special meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the special meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the special meeting?” below.

Who can attend the special meeting?

Any person who was a shareholder of the Company on ________, 2014, may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the Proxy Card but do not indicate how to vote on a proposal?

If you sign your Proxy Card but do not provide instructions on how your broker should vote, your broker will not vote your shares.

How can I find out the results of the voting at the special meeting?

Preliminary voting results will be announced at the special meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the meeting.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

THE NAME CHANGE PROPOSAL

The proposal to Approve an Amendment to Our Articles of Incorporation to Change the Name of the Company From SinoCoking Coal and Coke Chemical Industries, Inc. to Clean Synthetic Technologies Corp.

On July 11, 2014, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests, and directed that there be submitted to the holders of the Company’s common stock for approval, the proposed amendment to the Company’s Articles of Incorporation to change the name of the Company to Clean Synthetic Technologies Corp.

The text of the proposal or amendment to our Articles of Incorporation to change our name is set forth in Annex A to this Proxy Statement and is incorporated by reference into this Proxy Statement. Provided this proposal is approved by our shareholders, we will change our name from SinoCoking Coal and Coke Chemical Industries, Inc. to Clean Synthetic Technologies Corp. Our Board recommends we change our name to demarcate our current business plan from our former plan and because the Board believes the suggested name is more reflective of our business.

The favorable vote of the majority of our outstanding shares of common stock entitled to vote, in person or by proxy, at this special meeting is required to approve the Name Change Proposal to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp.

The change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the trading of the Company’s common stock on the NASDAQ Capital Market. If the Name Change Proposal is passed by our shareholders, it will not be necessary for shareholders to surrender their existing stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name, Clean Synthetic Technologies Corp. will be issued. After the change of name, the Company may seek to change the trading symbol on the NASDAQ Capital Market.

The Board has directed that this proposal to approve this amendment to our Articles of Incorporation be submitted to our shareholders for consideration and action. The text of the proposal to our Articles of Incorporation to change our name is set forth in Annex A to this Proxy Statement and is incorporated by reference into this Proxy Statement. Provided this proposal is approved by our shareholders, we will change our name from SinoCoking Coal and Coke Chemical Industries, Inc. to Clean Synthetic Technologies Corp. Our Board recommends we change our name to emphasize our new focus on the production of clean energy. The Board believes the suggested name is more reflective of our business plan.

If the proposed amendment to the Certificate to change the name of the Company is approved by our shareholders, the Company will file an Amendment to its Articles of Incorporation with the Florida Secretary of State reflecting our name change. The amendment will become effective on the date the Amendment to its Articles of Incorporation is accepted for filing by the Florida Secretary of State (the “Effective Date”).

The Board of Directors recommends that Shareholders Vote for the Approval of an Amendment to Our Articles of Incorporation to Change the Name of the Company From SinoCoking Coal and Coke Chemical Industries, Inc. to Clean Synthetic Technologies Corp.

ADJOURNMENT PROPOSAL

The proposal that will give the Company authority to adjourn the special meeting, if necessary, to solicit additional proxies if there are insufficient votes to approve the Name Change Proposal.

If this proposal is approved, the special meeting could be adjourned to any date. If the special meeting is adjourned, the Company shareholders who have already sent in their proxies may revoke them at any time prior to their use at the special meeting.

Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the approval and adoption of the Name Change Proposal will require the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the special meeting.

The Company’s Board of Directors unanimously recommends that you vote FOR the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes to approve and adopt the Name Change Proposal at the time of the special meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of _______, 2014, regarding the beneficial ownership of the Company’s common stock by any person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group. All officers and directors above utilize the following address for correspondence purposes: Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

Name and Address	Amount and Nature of Beneficial Ownership	Percent (%) of Class*
Jianhua Lv (1)	6,694,091	31.7%
Song Lv	0	0%
Hui Zheng	0	0%
Hui Huang	0	0%
Yushan Jiang	0	0%
Haoyi Zhang	0	0%
All Officers and Directors as a Group (6 total)	6,694,091	31.7%
Honour Express Limited (2)	6,694,091	31.7%

*	Applicable percentage ownership is based on __________ shares of common stock issued and outstanding as of ________, 2014.

(1)	Represents shares held directly by Honour Express Limited, a British Virgin Islands international business company (“Honour Express”). Jianhua Lv is a director of Honour Express, and in such capacity, Mr. Lv may be deemed to have voting and dispositive power over the shares held directly by Honour Express. Mr. Lv is also an indirect beneficiary, as he holds an option to acquire shares of Honour Express. Pursuant to a certain Incentive Option Agreement dated July 6, 2009, as amended (“Incentive Option Agreement”), Mr. Lv has the right to acquire 100% of the issued and outstanding capital stock of Honour Express from a nominee who holds the shares of capital stock of Honour Express, subject to certain conditions. Mr. Lv’s address is: 10th Floor, Chengshi Xin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China, 467000.

(2)	The address of Honour Express Limited is: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder of the Company, or any associate or any such directors, officers or affiliates, is a party that is adverse to the Company in any material legal proceeding.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company Secretary at SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read these SEC filings over the Internet at the SEC’s website at www.sec.gov. To receive copies of public records not posted to the SEC’s web site at prescribed rates, you may complete an online form at http://www.sec.gov, send a fax to (202) 772-9337 or submit a written request to the SEC, Office of FOIA/PA Operations, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

By Order of the Board of Directors,

/s/ Jianhua Lv
Jianhua Lv,
Chief Executive Officer and
Chairman of the Board of Directors

Pingdingshan, People’s Republic of China

_____, 2014

Annex A

[PROPOSED]

ARTICLES OF AMENDMENT

OF

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act, SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC., a Florida corporation (the “Corporation”), DOES HEREBY CERTIFY AND ADOPT THESE ARTICLES OF AMENDMENT:

FIRST:  The name of the Corporation is SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

SECOND:  On ______, 2014 the board of directors of the Corporation adopted a resolution by unanimous written consent approving a change in the name of the Corporation to Clean Synthetic Technologies Corp.

THIRD:  The Articles of Incorporation of this Corporation are amended by changing ARTICLE I so that, as amended, said ARTICLE I shall read as follows:

“ARTICLE I.  The name of the Corporation shall be CLEAN SYNTHETIC TECHNOLOGIES CORP.”

FOURTH:  The board of directors of the Corporation recommended the amendment to the shareholders, and the shareholders adopted the amendment on __________, 2014 at a Special Meeting of Shareholders.

FIFTH:  The number of votes cast for the amendment by the shareholders was sufficient for approval.  Shareholders of the Corporation holding common shares constituting approximately __% of the issued and outstanding shares of the Corporation, voting in person or by proxy at the Special Meeting of Shareholders, duly authorized and adopted this amendment to the Articles of Incorporation of the Corporation, and written notice of the Special Meeting containing a copy or summary of the amendment, with such notice stating that one of the purposes of the meeting is to consider the proposed amendment, has been given to each shareholder of the Corporation in accordance with Section 607.1003 of the Florida Business Corporation Act.

SIXTH:  This amendment shall be effective at _______ Pacific time on ______, 2014.

THESE ARTICLES OF AMENDMENT ARE DATED this __ day of ________ 2014.

By:	/s/ Jianhua Lv
Jianhua Lv
Chief Executive Officer and
Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT – VOTE TODAY IN ONE OF THREE WAYS:

MAIL	INTERNET	PHONE
If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.	If you wish to vote by internet, please log-on to: http://www.proxypush.com/itc. Enter your control number printed below and vote your proxy by checking the appropriate boxes. Click on “Accept Vote”.	After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to a few simple questions. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at 866.702.2536 on a touch-tone telephone.

All votes must be received by 8:00 pm, China local time, on _____, 2014

(same as 8:00 am, U.S. Eastern Standard Time, on _____, 2014)

CONTROL NUMBER

▼	FOLD AND DETACH HERE	▼

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

for the ______, 2014 Special Meeting of Shareholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Special Meeting of the shareholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held at 10:00 AM (China local time) on _____, 2014 (the “Special Meeting”), and the associated Proxy Statement; (b) appoints Jianhua Lv, as Proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.001 per share, held of record by the undersigned at the close of business on ______, 2014, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON _______, 2014.

The Proxy Statement, the Notice of Annual Meeting of Shareholders and Our Annual Report to Shareholders are available at http://www.shareholdermaterial.com/scok.

The Board of Directors recommends you

Vote FOR proposals 1 and 2.

		For	Against	Abstain
1	To approve the amendment of the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Clean Synthetic Technologies Corp. (the “Name Change Proposal”)	☐	☐	☐
2	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company (the “Adjournment Proposal”).	☐	☐	☐

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

Please mark, sign, date, and return this Proxy as promptly as possible in the envelope provided.

Dated: ____________________, 2014

X

X
Signature(s) of Shareholders

Joint owners should each sign. Signature(s) should correspond with your name(s) as printed on this Proxy. Attorneys, executors, trustees, administrators and guardians should give full title and authority. If a corporation, please provide full name of corporation and title of the authorized officer signing this Proxy. If a partnership or limited liability company (“LLC”), please provide the full partnership’s or LLC’s name and title of the authorized person signing this Proxy.